UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 8, 2007

Thomas Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (972) 869-3400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events

On June 8, 2007, Thomas Group, Inc (the “Company”) issued a press release announcing that the Securities and Exchange Commission (the “SEC”) had formally notified Thomas Group that the SEC investigation related to the Company’s historical stock option granting practices had been terminated and that no enforcement action had been recommended to the Commission.

Item 9.01                Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

The following exhibit to the Current Report of Form 8-K is not being filed, but is being furnished pursuant to Item 9.01:

99.1	Press Release issued June 8, 2007 entitled “Thomas Group Announces End to SEC Stock Investigation.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)
Date:	June 8, 2007	By:	/s/ David English
David English,
Vice President & Chief Financial Officer

Exhibit Index

The following exhibit to this current report on Form 8-K is not being filed but are being furnished pursuant to Item 9.01:

Exhibit Number	Description
99.1	Press Release issued June 8, 2007 entitled “Thomas Group Announces End to SEC Stock Investigation.”